UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2011

Corning Incorporated

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Riverfront Plaza, Corning, New York		14831
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 607-974-9000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 16, 2011, the United States Bankruptcy Court for the Western District of Pennsylvania entered an Order denying confirmation of the Modified Third Amended Plan of Reorganization for Pittsburgh Corning Corporation and ordering a status conference on July 20, 2011. In re Pittsburgh Corning Corporation, Debtor, 00-22876 (JKF). Corning Incorporated, a 50% owner of Pittsburgh Corning Corporation and a supporter of the Plan of Reorganization, is studying the Court’s Memorandum Opinion to determine its next steps, which could include plan modifications as outlined and suggested in the Court’s Memorandum Opinion of June 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Incorporated

June 20, 2011	By:	/s/ Vincent P. Hatton
Name: Vincent P. Hatton
Title: Senior Vice President and General Counsel